Exhibit 99.1

Owens & Minor Announces Launch of Senior Secured Notes Offering

March 26, 2025

RICHMOND, Va.—(BUSINESS WIRE)— Owens & Minor, Inc. (NYSE:OMI) (the “Company”) announced today that it has launched a private offering (the “Offering”) of $600 million aggregate principal amount of senior secured notes due 2030 (the “Notes”), subject to customary and market conditions.

Unless the previously announced acquisition (the “Acquisition”) of Rotech Healthcare Holdings Inc. (“Rotech”) is consummated concurrently with or promptly following the closing of the Offering, the Company will deposit the gross proceeds from the Offering into a segregated escrow account until the date that certain escrow release conditions, including the consummation of the Acquisition, have been satisfied. The consummation of the Acquisition is subject to customary closing conditions.

The Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior secured basis by the Company and certain domestic subsidiaries of the Company that guarantee the Company’s existing term loan facility and revolving credit facility. If the issue date occurs prior to the closing of the Acquisition (and subject to applicable grace periods), the Notes will be secured only by a first-priority security interest in the escrow account and all funds on deposit therein. Following the completion of the Acquisition, the Notes and related guarantees will be secured on a first-priority basis by liens on the same assets that secure the Company’s existing term loan facility and revolving credit facility.

Upon the closing of the Offering or, if applicable, upon satisfaction of the escrow conditions, the Company intends to use the net proceeds of the Offering, together with cash on hand and expected borrowings under a new senior secured incremental term loan B facility to finance the consummation of the Acquisition and the other transactions contemplated by the related merger agreement, including the repayment of Rotech debt and to pay Acquisition related fees and expenses. Any remaining net proceeds will be used for working capital and general corporate purposes.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), any state securities laws or the securities laws of any other jurisdiction, and may not be offered or sold in the United States, or for the benefit of U.S. persons, except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities or blue sky laws. Accordingly, the Notes are being offered only to persons reasonably believed to be “qualified institutional buyers,” as that term is defined under Rule 144A of the Securities Act, or outside the United States to non-“U.S. persons” in accordance with Regulation S under the Securities Act.

A confidential offering memorandum for the Offering is being made available to such eligible persons. The Offering is being conducted in accordance with the terms and subject to the conditions set forth in such confidential offering memorandum.

This press release shall not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offer, or solicitation to buy, if at all, will be made only by means of a confidential offering memorandum. The Offering is not conditioned on the consummation of the Acquisition, which, if consummated, may occur subsequent to the closing of the Offering. This press release does not constitute a notice of repayment of any outstanding indebtedness of Rotech. The terms and conditions of the incremental term loan B facility have not been finalized and are therefore subject to change. The completion of the Offering is not conditioned upon our entering into the incremental term loan B facility, and our entering into such facility is not conditioned upon completion of the Offering.

About Owens & Minor

Owens & Minor, Inc. (NYSE: OMI) is a Fortune 500 global healthcare solutions company providing essential products and services that support care from the hospital to the home. For over 100 years, Owens & Minor and its affiliated brands, Apria ®, Byram® and HALYARD* , have helped to make each day better for the patients, providers, and communities we serve. Powered by more than 20,000 teammates worldwide, Owens & Minor delivers comfort and confidence behind the scenes so healthcare stays at the forefront. Owens & Minor exists because every day, everywhere, Life Takes Care™.

*	Registered Trademark or Trademark of O&M Halyard or its affiliates.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the Company’s expectations regarding the proposed Acquisition and the future performance and financial results of the Company’s business and other non-historical statements. Some of these statements can be identified by terms and phrases such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words, including statements relating to the Acquisition, the Offering and the related financing for the Acquisition. The Company cautions readers of this communication that such “forward looking statements,” wherever they occur in this press release or in other statements attributable to the Company, are necessarily estimates reflecting the judgment of the Company’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward-looking statements.”

Factors that could cause the Company’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed Acquisition due to the failure to satisfy other conditions to completion of the proposed Acquisition, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed Acquisition; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed Acquisition; the effect of the announcement of the proposed Acquisition on the Company’s relationships with its customers, suppliers and other third parties, as well as its operating results and business generally; the risk that the proposed Acquisition will not be consummated in a timely manner; exceeding the expected costs of the proposed Acquisition; the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; and the risk that the combined company may be unable to achieve expected synergies or that it may take longer than expected to achieve those synergies.

Additional factors that could cause the Company’s actual outcomes or results to differ materially from those described in these forward-looking statements can be found in the “Risk Factors” sections of the Company’s most recent Annual Report on Form 10-K for the period ended December 31, 2024, as such factors may be further updated from time to time in the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”). These reports are or will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements included in this press release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.